SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  November 1, 2000
                                                 ------------------------------


                            The Liberty Corporation
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               (Exact name of Registrant as Specified in Charter)


       South Carolina                   1-5846                  57-0507055
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(State or Other Jurisdiction       (Commission File           (IRS Employer
      of Incorporation)                 Number)             Identification No.)


2000 Wade Hampton Boulevard, Greenville, SC                          29615
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code        (864) 609-8256
                                                    ---------------------------


                                      n/a
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         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

     On June 19, 2000, The Liberty Corporation ("Liberty") entered into a Purchase Agreement (the "Purchase Agreement") with Royal Bank of Canada ("RBC"), a Canadian-chartered bank, pursuant to which RBC was to acquire from Liberty all of the issued and outstanding shares of capital stock of Liberty Life Insurance Company, Liberty Insurance Services Corporation, The Liberty Marketing Corporation, LC Insurance Limited and Liberty Capital Advisors, Inc., for a total of approximately $648 million, consisting of a dividend from Liberty Life Insurance Company of up to $70.0 million and the balance in cash from RBC. On September 29, 2000, the shareholders of the Company approved the Purchase Agreement. The transaction closed on November 1, 2000, with Liberty receiving $631 million in net cash proceeds and approximately $16 million in non-cash assets.

     The total value of the consideration paid for Liberty's insurance operations was determined based on arm's length negotiations between Liberty and RBC which took into account a wide variety of factors including, but not limited to, an opinion delivered by Goldman, Sachs & Co., Liberty's financial advisor, as to the fairness of the transaction from a financial point of view. There are no material relationships between RBC and Liberty or any of its affiliates, any director or officer of Liberty, or any associate of such director or officer.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements
                  Not applicable.

         (b)      Pro Forma Financial Information.
                  (i) The Liberty Corporation Pro Forma Combined Condensed Statement of Income For the Nine Months Ended September 30, 2000
                  (ii) The Liberty Corporation Pro Forma Combined Condensed Statement of Income For the Year Ended December 31, 1999
                  (iii) The Liberty Corporation Pro Forma Combined Condensed Balance Sheet As of September 30, 2000

         (c)      Exhibits.

Exhibits          Description
--------          -----------
2.1*              Purchase Agreement, dated as of June 19, 2000, between The
                  Liberty Corporation and Royal Bank of Canada

9.1 *             Voting Agreement, dated as of June 30, 2000, entered into by
                  W. Hayne Hipp and Royal Bank of Canada

9.2 * Form of Voting Agreement, dated as of June 30, 2000, entered into by certain shareholders of the Liberty Corporation and Royal Bank of Canada

99.1*             Press Release, dated as of June 19, 2000, of The Liberty
                  Corporation

99.2**            Press Release, dated as of November 1, 2000, of The Liberty
                  Corporation


* Filed as part of the Registrant's current Report on Form 8-K dated June 30, 2000 and incorporated herein by reference.

** Filed as part of the Registrant's current Report on Form 8-K dated November 1, 2000 and incorporated herein by reference.

                     UNAUDITED PRO FORMA COMBINED CONDENSED
                              FINANCIAL STATEMENTS


     The following unaudited pro forma combined condensed balance sheet ("pro forma balance sheet") as of September 30, 2000, and the unaudited pro forma combined condensed statements of income for the year ended December 31, 1999 and for the nine months ended September 30, 2000 ("pro forma income statements") give effect individually and in the aggregate to the sale of Liberty's insurance operations to the Royal Bank of Canada (the "transaction"). The pro forma balance sheet as of September 30, 2000 presents the financial position of Liberty as if the transaction had occurred on that date. The pro forma income statements have been prepared assuming the transaction occurred as of the beginning of each period presented.

     The pro forma combined condensed financial statements, which have been prepared in accordance with the rules prescribed by Article 11 of Regulation S-X, are provided for informational purposes only and should not be construed as being indicative of Liberty's results of operations or financial position had the transaction been consummated on the dates assumed. These pro forma combined condensed financial statements also do not project the results of operation or financial position for any future period or date. Assumptions were used in the preparation of the pro forma combined condensed financial statements and the pro forma results would differ had alternative assumptions been used. Additionally, the unaudited pro forma combined condensed financial statements have been prepared based on estimates of the taxable gain, and taxes payable, from the transaction. The actual results may change as additional facts become known.

                            The Liberty Corporation
                Pro Forma Combined Condensed Statement of Income
                  For the nine months ended September 30, 2000
                    (in thousands except per share amounts)

                                                                                     Pro Forma
                                                                                   Adjustments
                                                                 Historical            for
                                                                 Results of          Insurance
                                                                 Operations         Operations       Pro Forma
                                                                  9/30/00              Sale           9/30/00
                                                                 ----------        -----------       --------
Broadcasting revenues (net of agency commissions)                 $114,737                           $114,737
Cable and other  revenues                                            9,539                              9,539
                                                                  --------           --------        --------
Total revenues                                                     124,276                 --         124,276

Station operating expenses                                          68,166                             68,166
Amortization of program rights                                       4,792                              4,792
Depreciation and amortization                                       14,864                             14,864
Corporate general and administrative expenses                        8,025                              8,025
                                                                  --------           --------        --------
                                       Total operating expense      95,847                 --          95,847

                                              Operating income      28,429                             28,429

Net investment income                                               12,016                             12,016
Interest expense                                                    12,705           $(12,705) (a)         --
                                                                  --------           --------        --------
Income before income taxes                                          27,740             12,705          40,445
Income taxes                                                        11,448              5,082  (b)     16,530
                                                                  --------           --------        --------
                             Income from continuing operations      16,292              7,623          23,915

                           Income from discontinued operations      26,061            (26,061) (c)         --
                                                                  --------           --------        --------

                                                    Net income    $ 42,353           $(18,438)       $ 23,915
                                                                  ========           ========        ========

Basic earnings per common share                                      $2.18                              $1.22
Diluted earnings per common share                                    $2.15                              $1.21

Denominator for basic earnings per share                            19,281                             19,281
Denominator for diluted earnings per share                          19,721                             19,721


(a) Elimination of interest expense, as the Company's debt would have been repaid in full from the cash proceeds from the sale of its insurance operations.
(b) Record adjustment to income taxes related to tax effect of pro forma adjustments to earnings at the Company's assumed combined effective federal and state income tax rate of 40%.
(c)  Elimination of income from discontinued insurance operations.

The pro forma information above assumes repayment of the Company's revolving credit facility, as required under its terms. However, it does not include and adjustments to reflect the effects on income or earnings per share from the use of the remaining net cash proceeds from the sale of the Company's insurance operations.

                            The Liberty Corporation
                Pro Forma Combined Condensed Statement of Income
                      For the Year ended December 31, 1999
                    (in thousands except per share amounts)

                                                                                     Pro Forma
                                                                                   Adjustments
                                                                 Historical            for
                                                                 Results of          Insurance
                                                                 Operations         Operations         Pro Forma
                                                                  12/31/99             Sale             2/31/99
                                                                 ----------        ------------        ---------
Broadcasting revenues (net of agency commissions)                  $139,278                            $139,278
Cable and other  revenues                                             9,167                               9,167
                                                                   --------          --------          --------
Total revenues                                                      148,445                --           148,445

Station operating expenses                                           74,834                              74,834
Amortization of program rights                                        5,855                               5,855
Depreciation and amortization                                        16,770                              16,770
Corporate general and administrative expenses                         8,200                               8,200
                                                                   --------          --------          --------
                                       Total operating expense      105,659                --           105,659

                                              Operating income       42,786                --            42,786

Net investment income                                                 2,663                               2,663
Interest expense                                                     15,085          $(15,085) (a)           --
                                                                   --------          --------          --------
Income before income taxes                                           30,364           (15,085)           45,449
Income taxes                                                         11,592             6,034  (b)       17,626
                                                                   --------          --------          --------
                             Income from continuing operations       18,772            (9,051)           27,823

                           Income from discontinued operations       25,797           (25,797) (c)           --
                                                                   --------          --------          --------

                                                    Net income     $ 44,569          $(16,746)         $ 27,823
                                                                   ========          ========          ========

Basic earnings per common share                                       $2.29                               $1.40
Diluted earnings per common share                                     $2.26                               $1.40

Denominator for basic earnings per share                             18,960                              18,960
Denominator for diluted earnings per share                           19,352                              19,896


(a) Elimination of interest expense, as the Company's debt would have been repaid in full from the cash proceeds from the sale of its insurance operations.
(b) Record adjustment to income taxes related to tax effect of pro forma adjustments to earnings at the Company's assumed combined effective federal and state income tax rate of 40%.
(c)  Elimination of income from discontinued insurance operations.

The pro forma information above assumes repayment of the Company's revolving credit facility, as required under its terms. However, it does not include and adjustments to reflect the effects on income or earnings per share from the use of the remaining net cash proceeds from the sale of the Company's insurance operations.

                            The Liberty Corporation
                   Pro Forma Combined Condensed Balance Sheet
                            As of September 30, 2000
                               (Amounts in 000's)

                                                                      Pro Forma
                                                                     Adjustments
                                                         As              for
                                                      Reported        Insurance             Pro Forma
                                                      09/30/00      Operations Sale          09/30/00
                                                      --------      ---------------         ---------
Current assets:
  Cash                                                   3,640            631,875  (a)
                                                                         (258,000) (c)        377,515
  Receivables                                           32,301                                 32,301
  Program rights                                         5,831                                  5,831
  Prepaid and other current assets                       4,966                                  4,966
  Deferred income taxes                                  3,498                                  3,498
  Current assets of discontinued operations            490,275           (490,275) (b)             --
                                                      --------           --------            --------
Total current assets                                   540,511           (116,400)            424,111

Net property and equipment                              71,497                                 71,497
Intangibles net of amortization                        261,574                                261,574
Other assets                                            43,614             16,194  (a)         59,808
                                                      --------           --------            --------
Total assets                                           917,196           (100,206)            816,990

Current liabilities:
  Accounts payable and accrued expenses                 20,548             25,334  (a)         45,882
  Program contract obligation                            5,602                                  5,602
  Accrued income taxes                                   9,853            122,460  (a)        132,313
  Revolving credit facility                            258,000           (258,000) (c)             --
                                                      --------           --------            --------
Total current liabilities                              294,003           (110,206)            183,797

Deferred income taxes                                   29,559                                 29,559
Other liabilities                                       12,391                                 12,391
                                                      --------           --------            --------
Total liabilities                                      335,953           (110,206)            225,747

Shareholders equity
Common stock                                           113,089                                113,089
Unearned stock compensation                            (7,571)                                 (7,571)
Retained earnings                                      474,879             10,000 (d)         484,879
Unrealized investment gains (losses)                       846                                    846
                                                      --------           --------            --------
Total shareholders equity                              581,243             10,000             591,243

Total liabilities and shareholders equity              917,196           (100,206)            816,990


(a) Represents the net cash proceeds from the proposed sale. Consisting of $648 million total sales price (comprised of cash of $632 million and non-cash consideration of $16 million) less $148 million for income taxes and estimated expenses related to the sale.
(b)  Elimination of the net assets of the Company's insurance operations.
(c) Required repayment of the outstanding balance of the Company's revolving credit facility.
(d)  Reflects the estimated after-tax gain from the proposed sale.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE LIBERTY CORPORATION


                                       By: /s/ Martha G. Williams
                                          --------------------------------------
                                          Name:  Martha G. Williams
                                          Title: Vice President, General Counsel
                                                 and Secretary

November 14, 2000